                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                  May 26, 2004
                      ------------------------------------
                                 Date of Report

                                  May 12, 2004
                      ------------------------------------
                       (Date of Earliest Event Reported):


                                 PHAR-MOR, INC.
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             (Exact name of registrant as specified in its charter)



        Pennsylvania                       0-27050             25-1466309
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(State or other jurisdiction of       (Commission File     (I.R.S. Employer
incorporation or organization)             Number)        Identification No.)


           20 Federal Plaza West, Youngstown, Ohio       44501-0400
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          (Address of principal executive offices)       (Zip Code)


                                  330-746-6641
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              (Registrant's telephone number, including area code)

ITEM 9.  Regulation FD Disclosure

         As previously reported, on September 24, 2001 Phar-Mor, Inc. (the "Company") filed voluntary petitions for bankruptcy protection, on behalf of itself and its eight operating subsidiaries, under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio (Case Nos. B-01-4-4007 through B-01-4-4015).

         On March 13, 2003, the United States Bankruptcy Court entered an Order Confirming First Amended Joint Plan of Liquidation (the "Order") proposed jointly by the Debtors (Phar-Mor, Inc. and its named affiliates and subsidiaries) and its Official Committee of Unsecured Creditors.

         The Order, among other things, approves the distribution of funds to certain classes of creditors as set forth in such Plan and provides for a Plan Effective Date of March 28, 2003. The Company paid certain administrative claims in full on March 31, 2003 along with payment of certain agreed unsecured claims in the form of an initial distribution of seven percent (7%) of the agreed amount of the unsecured claim. The Company made second and third distributions of seven percent (7%) and five percent (5%), respectively, of the agreed amount of unsecured claims in October 2003 and April 2004 and continues to pay claims as they are settled in accordance with the Plan.


        Attached to this report is a copy of the Transmittal of Quarterly Post Confirmation Report with Certification for the quarter ended March 27, 2004 as filed with the U.S. Bankruptcy Court.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PHAR-MOR, INC.

Dated: May 26, 2004                     By:  /s/ John R. Ficarro
                                             ------------------------------
                                             John R. Ficarro
                                             Senior Vice President and
                                               Chief Administrative Officer


                                        By:  /s/ Martin S. Seekely
                                             ------------------------------
                                             Martin S. Seekely
                                             Vice President and Chief
                                               Financial Officer

                                 EXHIBIT INDEX


Exhibit 99.1 Transmittal of Quarterly Post Confirmation Report with Certification for the Quarter Ended March 27, 2004.